Exhibit 99.1

FMC Corporation

Citigroup 14th Annual High Yield / Leveraged Finance Conference

March 7, 2004

Thomas C. Deas, Jr. Vice President & Treasurer

Disclaimer

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.

Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Non-GAAP Financial Terms

These slides contain certain “non-GAAP financial terms” which are defined in the appendix. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix.

FMC Corporation

Diversified chemical company with leading market positions in industrial, consumer and agricultural markets globally

($million, 12/31/04)

FMC

Revenue: $2,051.2

EBITDA: $369.8

Margin*: 18.0%

Industrial Specialty Agricultural

Chemicals Chemicals Products

Revenue: $813.7 Revenue: $538.0 Revenue: $703.5

EBITDA: $124.3 EBITDA: $128.5 EBITDA: $147.7

Margin*: 15.3% Margin*: 23.9% Margin*: 21.0%

* EBITDA margin

Company Strengths

Leading market positions

Global presence

Diversified business mix and high-quality customer base

Diversified and integrated cost structure

Focused R&D and strong applications expertise

Commitment to strong credit profile

Leading Market Positions

Product Market Position

Soda Ash #1 in N.A.

Industrial Hydrogen Peroxide #1 in N.A.

Chemicals Phosphorus Chemicals (1) #2 in N.A. (2)

Persulfates #1 in N.A.

Pyrethroids #2 in N.A.

Agricultural

Products Carbofuran #1 Globally

Microcrystalline Cellulose #1 Globally

Specialty Carrageenan #1 Globally

Chemicals

Alginates #2 Globally

Lithium Specialties #1 Globally (1)

(1) Shared

(2) Held by Astaris, our 50%-owned joint venture

Global Presence

Geographically diversified business

Latin America 17%

Asia Pacific 11%

Europe, Middle East & Africa 29%

North America 43%

Note: Based on 2004 consolidated sales

Diversified Customers and End Markets

Revenues by End Market

Other 16%

Chemicals 6%

Cyclical 19%

Pulp & Paper 4%

Glass/Fiberglass 4%

Electronics 2% Other 3%

Agricultural 33%

Detergents 10%

Pharmaceuticals 11%

Food 8%

Bottle Glass 3%

Non-Cyclical 81%

Approximately 80% of sales are to non-cyclical end markets Long-term relationships with blue chip customers No one customer represents more than 5% of sales

Top 10 customers in aggregate make up approximately 15% of sales

Note: Based on 2003 consolidated sales

Diversified and Integrated Cost Structure

Low-cost sourcing of raw materials

Backward integration: soda ash, lithium

Global sourcing of renewable resources: pulp, seaweed

Low reliance on purchased raw materials

Total raw materials represent approximately 25% of cost of sales

Limited use of petrochemical feedstock reduces volatility of raw material costs

No single raw material represents more than 7% of total raw material purchases

Low energy demand requirements

Energy costs represent approximately 10% of cost of sales

Focused R&D and Applications Expertise

Agricultural Products

Focused insecticide discovery strategy that combines whole insect screening with biochemical, target-based testing

Use of state-of-the-art technologies including genomics, robotics and advanced computational software

Specialty Chemicals

BioPolymer focus on developing close working relationship with large food and pharmaceutical companies’ R&D groups

Lithium focus on new compounds used in the chemical synthesis of active pharmaceutical ingredients and energy storage

Industrial Chemicals

Process R&D focused entirely on continued cost leadership

Our Objectives

Unlocking value and creating a faster growing FMC

Realize the operating leverage inherent within FMC

Sustained double-digit growth in earnings*

Industrial Chemicals recovery

Continued growth in Specialty Chemicals and Agricultural Products

Create greater financial flexibility

Reduce net debt to $600 million by the end of 2006

Regain an investment grade credit rating

Focus the portfolio on higher growth businesses

Manage Specialty Chemicals and Agricultural Products for growth

Manage Industrial Chemicals for cash

Divest any business that cannot sustain our cost of capital

Improve ROIC to 12 percent minimum by 2006

* Before restructuring and other income and charges

Industrial Chemicals

Industrial Chemicals Overview

2004 Consolidated Sales: $813.7 million

Asia 7%

North America 50%

Latin America 8%

Europe/Middle East/Africa 36%

Alkali (Soda ash) 47%

Peroxygens 18%

Foret 35%

Excludes phosphorus chemicals sales at Astaris JV, largely in North America

#1 North American manufacturer of soda ash and peroxygens Backward integration into natural resources Low-cost, proprietary process technology

Industrial Chemicals 2005 Outlook

Expected to be main driver of FMC’s earnings growth in near term

2005 earnings to be up approximately 50 percent versus 2004

2005 total price realization of $50 million

Successful price increase on domestic non-restricted soda ash volume Significant improvement in soda ash export prices Peroxide price increase of a couple cents per lb.

Higher selling prices for North American and European phosphates Peak soda ash prices expected by 2006-7

Partially offset by cost increases of $25 million

Freight and energy account for 2/3’s of the increase Balance is raw materials: caustic, sulfuric acid, acetic acid, phosphate rock

Increased volumes and fixed cost reduction to contribute

Industrial Chemicals Performance

Now emerging from 2003 trough profits that were more than $100 million below the late 1990’s peak

Millions $250 $200 $150 $100 $50 $0 $194 $208 $177 $133 $130 $94 $124

25% 20% 15% 10% 5% 0%

Margin

1998 1999 2000 2001 2002 2003 2004

EBITDA Capital Spending EBITDA Margin (%)

Soda Ash Demand

North American Soda Ash Shipments

12 10 8 6 4 2 0

Export

Glass Container Flat Glass

Chemicals Detergents

Other

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005F

Demand Drivers:

GDP

Cost advantage of natural soda ash versus synthetic soda ash Industrialization rates in key export markets

U.S. Soda Ash Supply & Cost Positions

Share of Nameplate Capacity

OCI General Solvay Wyoming Solvay Colorado SVM

29% 20% 17% 19% 6% 9%

Cost Index Base = Solution Mining

1.6

1.2

0.8

0.4

0

FMC Solution Mining

FMC Longwall Mining

Competitors

Sold-out U.S. Soda Ash Industry

2005 domestic price increase is the most significant since 1996

U.S. Bulk

Soda Ash Price Index (1990 = 1.0)

1.2 1.1 1 0.9 0.8

100% 95% 90% 85%

U.S. Capacity Utilization (% Effective)

1990 1991

1992

1993 1994

1995

1996 1997

1998

1999

2000

2001

2002

2003

2005F 2004

2005 Contract Renewals Price Index Effective Capacity Util.

Tight Domestic Hydrogen Peroxide Market

2005 to represent the third consecutive year of rising prices

Hydrogen Peroxide Price Index (1994=1.0)

1.2 1.1 1 0.9 0.8 0.7 0.6

100 95 90 85 80 75 70

Effective Capacity Utilization (%, North America)

1994

1995 1996

1997

1998

1999

2000 2001

2002

2003 2004

2005F

Price Index Effective Capacity Util.

Specialty Chemicals

Specialty Chemicals Overview

2004 Consolidated Sales: $538.0 million

Asia 15%

North America 41%

Latin America 8%

Europe/Middle East/Africa 36%

BioPolymer 72%

Lithium 28%

BioPolymer:

Adds structure, texture and stability to food

Acts as a binder & disintegrant for dry tablet drugs

Market leader in every product line

Lithium:

One of two global, integrated manufacturers

Focus on specialty products—pharmaceuticals and energy storage devices

Specialty Chemicals Performance

The benefit of continued sales growth has recently been offset by cost pressures in BioPolymer

Millions $140 $120 $100 $80 $60 $40 $20 $0 $127 $122 $116 $132 $129

30% 25% 20% 15% 10% 5% 0%

Margin

2000 2001 2002 2003 2004

EBITDA Capital Spending EBITDA Margin (%)

Specialty Chemicals 2005 Outlook

Expected to be the long-term driver of top and bottom line growth

2005 revenue growth in mid-single digits

Strong organic growth in BioPolymer end-markets of 3-6% per year

Focus on lithium specialty markets growing at 4 to >10% per year

Selective increases in selling prices

Earnings growth rate in excess of revenue growth

Productivity improvements to drive margin expansion in 2005

Raw materials to remain stable versus 2004 and improve thereafter

Promising new products for the future

Oral-dosage-form technologies

Functional food ingredients

Fine chemistry applications of lithium

Agricultural Products

Agricultural Products Overview

2004 Consolidated Sales: $703.5 million

Asia 13%

North America 35%

Latin America 36%

Europe Middle East Africa 16%

Insecticides 73%

Fungicides 2%

Herbicides 25%

Proprietary, branded insecticides and herbicides

Key crops: cotton, corn, rice, cereals, fruits and vegetables FMC differentiated by:

Focused innovation (R&D is ~10% of sales)

Cost reduction strategies

The depth and breadth of partnerships and alliances

Agricultural Products Performance

Significant recovery driven by improving global farm economy, strength in Brazil and benefits of a highly focused FMC strategy

Millions $160 $140 $120 $100 $80 $60 $40 $20 $0 $114 $101 $99 $111 $148

25% 20% 15% 10% 5% 0%

Margin

2000 2001 2002 2003 2004

EBITDA Capital Spending EBITDA Margin (%)

Agricultural Products 2005 Outlook

Expected to remain strong near-term and benefit from in-licensed products in the next several years elatively flat revenue versus 2004

Growth in new products and labels in the Americas and Europe

Brazilian market to remain strong for at least another year

Unfavorable impact of price pressure from generic producers in North American insecticides

Similar earnings in 2005 versus 2004

Relatively flat sales

Continued progress in reducing manufacturing costs via outsourcing

Higher energy, raw material and freight costs

In-licensed products to contribute $50-90 million to sales by ‘09

Financial Overview

Strong 2004 Results

Outstanding performance in Agricultural Products

A 10% year-over-year increase in sales

Even stronger earnings growth of 44%

Healthy pipeline of in-licensed and newly discovered compounds

Improvement in Industrial Chemicals

Generally higher North American selling prices

Significant growth in soda ash export volumes

$20 million in annual restructuring savings at Astaris

Sold-out market conditions in several businesses

Steady top-line growth in our Specialty Chemicals franchise

Steady growth in demand for BioPolymer and Lithium

Several unfavorable one-time cost impacts in 2004

Unfavorable raw material costs

Reduction in net debt of $155 million

Multi-Year Recovery

We remain on track to deliver a sustained multi-year recovery in sales and earnings

2,200 2,000 1,800

1,600 1,400

1,200

1,000

Sales, $ millions

6.00 5.00 4.00

3.00 2.00

1.00

-

EPS*, $

2000 2001 2002 2003 2004 2005E

Sales EPS

* Earnings before restructuring and other income and charges per diluted share; calculated in 2005E using the mid-point of January 28, 2005 guidance.

Contingent Obligation Update

Legacy contingent obligations have largely been addressed

As-of 2001 YE Current

Astaris Keepwell Payments $111.9 million* $- **

TG Soda Ash Payment*** $75 million $

FTI Guarantees 289 million $4 million

Note: * Reflects 50% of Astaris’ total debt at 12/31/01

** Keepwell obligation ended February 2005

*** TG Soda Ash final payment of $32.4 million made on 12/31/03

Credit Statistics

12/31/2004

EBITDA $370

Interest Expense, net 78

Capital Expenditures 85

Debt (1) 893

Debt / EBITDA 2.4x

EBITDA / Interest Exp. 4.7x

(EBITDA—CapEx) / Interest Exp. 3.7x

1) Long-term debt plus current portion of long-term debt.

Capital Structure

12/31/2002 12/31/2003 12/31/2004

($ - millions)

Debt

$250 Term Loan Due 2007 245.1 243.6 -

$100 Term Loan Due 2009 - - 100.0

$400 million Revolving Credit Agreement - - -

10.25% Notes Due 2009 350.7 351.4 352.0

Industrial Revenue & Pollution Control Bonds 220.6 218.7 218.2

Other Public Domestic Debt 386.3 222.7 222.8

Short-term Debt 64.3 13.8 30.2

Total Debt $ 1,267.0 $ 1,050.2 $ 923.2

Cash

Restricted Cash 274.6 136.9 9.7

Cash 89.6 57.0 212.4

Total Cash $ 364.2 $ 193.9 $ 222.1

Net Debt $ 902.8 $ 856.3 $ 701.1

Stockholders’ Equity $ 406.0 $ 588.3 $ 876.2

Total Capital (Total Debt + Stockholders’ Equity) $ 1,673.0 $ 1,638.5 $ 1,799.4

Net Debt/Total Capital, less all cash 69.0% 59.3% 44.4%

Lengthened Maturities

Our successful refinancing in 2004 of our bank facilities addressed our maturity profile $ - millions $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 $1 $70 $10 $63 $88 $417 $248

2004 2005 2006 2007 2008 2009 2010+

Summary

Great businesses, each generating EBITDA of over $100 million

Industrial Chemicals earnings still $75 million below peak

Steady growth in Ag Products & Specialty Low capital expenditure requirements Significant improvement in creditworthiness

FMC Corporation

Non-GAAP Financial Terms

These slides contain certain “non-GAAP financial terms” which are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the sum of Income (loss) from continuing operations before income taxes and Depreciation and Amortization.

EBITDA Margin is the quotient of EBITDA (defined above) divided by Revenue.

ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other income and charges and after-tax Interest expense divided by the sum of Short-term debt, Current portion of long-term debt, Long-term debt and Total shareholders’ equity.

Segment Financial Terms

These slides contain references to segment financial items which are presented in detail in Note 19 of FMC’s 2003 Form 10-K. Some of the segment financial terms are “non-GAAP financial terms” and are defined below. In addition, we have provided reconciliations of non-GAAP terms to the closest GAAP term in the appendix of this presentation.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for a segment is the sum of Income (loss) from continuing operations before income taxes for that segment and Depreciation and Amortization for that segment.

EBITDA Margin for a segment is the quotient of EBITDA (defined above) divided by Revenue for that segment.

Appendix: Earnings Reconciliation

RECONCILIATION OF NET INCOME (GAAP) TO AFTER-TAX INCOME FROM CONTINUING OPERATIONS, EXCLUDING RESTRUCTURING AND OTHER INCOME AND CHARGES (NON-GAAP) (Unaudited, in millions, except per share amounts)

Twelve Months Ended

December 31,

2004 2003

Diluted earnings per common share (GAAP) $4.28 $0.75

Discontinued operations per diluted share (GAAP) 0.42 0.37

Restructuring and other charges per diluted share, before tax* 0.40 1.35

Tax effect of restructuring and other charges per diluted share (0.16) (0.57)

Write-off of deferred financing fees per diluted share** 0.26 -

Tax effect of write-off of deferred financing fees per diluted share (0.10) -

Tax adjustments per diluted share*** (1.90) -

Diluted after-tax income from continuing operations per share,

excluding restructuring and other income and charges (Non-GAAP) $3.20 $1.90

Average number of shares used in diluted

after-tax income from continuing operations per share computations 37.4 35.6

*Restructuring and other charges includes FMC’s share of charges recorded by Astaris, LLC, the phosphorous joint venture. FMC’s share of such charges are included in “Equity in loss of affiliates” and were $0.7 million-gain and $11.5 million, before tax, for the three and twelve months ended December 31, 2004 and $8.4 million and $53.3 million, before tax, for the three and twelve months ended December 31, 2003 respectively.

**In conjunction with entering into the 2004 Credit Agreement on October 29, 2004, the Company wrote off $9.9 million of deferred financing fees associated with the previous credit agreements.

***For the three months ended December 31, 2004, tax adjustments represent a tax benefit of $38.6 million resulting from an adjustment to income tax liabilities due to a December 2004 pronouncement from the Internal Revenue Service and a tax benefit of $31.1 million primarily related to valuation allowance adjustments. For the twelve months ended December 31, 2004, tax adjustments includes the items noted in the three months ended December 31, 2004 as well as a tax benefit of $1.3 million resulting from a refund received from the Internal Revenue Service.

Appendix: EBITDA Reconciliation

Reconciliation of full-year 2004 consolidated income from continuing operations before income taxes (a GAAP measure) to 2004 EBITDA (a Non-GAAP measure)

(Unaudited, in millions)

12/31/2004

Income (loss) from continuing operations before income taxes $131.1

Add:

Restructuring and other charges 15.0

Interest expense, net 78.4

Write-off of deferred financing fees 9.9

Affiliate Interest Expense 1.1

Depreciation and amortization 134.3

EBITDA (Non-GAAP) 369.8

Appendix: Segment EBITDA Reconciliation

Reconciliation of full-year 2004 segment operating profit (a GAAP measure) to 2004 EBITDA (a Non-GAAP measure)

(Unaudited, in millions)

Industrial Specialty Agricultural

Segment Chemicals Chemicals Products

FY 2004 segment operating profit (GAAP) $57.3 $96.1 $118.4

Add:

Depreciation and amortization 67.0 32.4 29.3

FY 2004 EBITDA (Non-GAAP) $124.3 128.5 $ 147.7

Appendix: ROIC Reconciliation

FMC

Reconciliation of Numerator Income from Continuing Operations (GAAP) to numerator Income from Continuing Operations before restructuring and other income and charges and and after-tax interest expense, net (Non-GAAP) used in ROIC (Return on Invested Capital) calculation.

(Unaudited, in millions)

	2003 Actual	2004 Actual
Income (loss) from continuing operations (GAAP)	$ 39.8	$ 175.6
Interest Expense, net	92.2	78.4
Tax effect of Interest Expense, net	(20.0)	(18.2)
Restructuring and other charges*	48.2	15.0
Tax effect of restructuring and other charges (gains)	(20.5)	(5.8)
Write-off of deferred financing fees**		9.9
Tax effect of write-off of deferred financing fees		(3.9)
Tax Adjustments***		(71.0)
ROIC numerator (Non-GAAP)	$ 139.7	$ 180.0

2-Point Average Denominator	Dec-02	Dec-03	Dec-04
Short-term Debt	$ 64.3	$ 13.8	$ 30.2
Current portion of long-term debt	166.8	3.0	70.8
Long-term debt	1,035.9	1,033.4	822.2
Shareholder's Equity	406.0	588.3	876.2
	$ 1,673.0	$ 1,638.5	$ 1,799.4
ROIC denominator (2 pt. avg) (GAAP)		$ 1,655.8	$ 1,719.0
ROIC (Using Non-GAAP Numerator)		8.4%	10.5%

*Restructuring and other charges includes FMC's share of charges recorded by Astaris, LLC, the phosphorous joint venture. FMC's share of such charges are included in "Equity in loss of affiliates" and were $0.7 million-gain and $11.5 million, before tax, for the three and twelve months ended December 31, 2004 and $8.4 million and $53.3 million, before tax, for the three and twelve months ended December 31, 2003 respectively.

**In conjunction with entering into the 2004 Credit Agreement on October 29, 2004, the Company wrote off $9.9 million of deferred financing fees associated with the previous credit agreements.

***For the three months ended December 31, 2004, tax adjustments represent a tax benefit of $38.6 million resulting from an adjustment to income tax liabilities due to a December 2004 pronouncement from the Internal Revenue Service and a tax benefit of $31.1 million primarily related to valuation allowance adjustments. For the twelve months ended December 31, 2004, tax adjustments includes the items noted in the three months ended December 31, 2004 as well as a tax benefit of $1.3 million resulting from a refund received from the Internal Revenue Service.

40

FMC Corporation